Exhibit 32.2

Certification of the Chief Executive Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Tropic International Inc. for the period ended November 30, 2015 as filed with the Securities and Exchange Commission (the “Report”), I hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: January 14, 2016

By:	/s/ Azmatali Mehrali
Azmatali Mehrali
Chief Financial Officer, Principal Accounting Officer